Exhibit 1.16

GS Finance Corp.

Warrants, Series G

fully and unconditionally guaranteed by

The Goldman Sachs Group, Inc.

Third Amended and Restated Distribution Agreement

[●], 2025

Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282.

Ladies and Gentlemen:

GS Finance Corp., a Delaware corporation (the “Company”), proposes to issue and sell, and The Goldman Sachs Group, Inc., a Delaware corporation (the “Guarantor”), as guarantor under the Guarantee referred to herein, proposes to guarantee, from time to time the Company’s Warrants, Series G (the “Securities”), and each of the Company and the Guarantor agrees with each Agent as to the matters set forth in this Third Amended and Restated Distribution Agreement (this “Agreement”) among the Company, the Guarantor and Goldman Sachs & Co. LLC, formerly known as Goldman, Sachs & Co. (“GS&Co.”), which amends and restates in its entirety the Second Amended and Restated Distribution Agreement, dated February 13, 2023, among the Company, the Guarantor and the Agent named therein. Each of the terms “the Agents”, “such Agent”, “any Agent”, “an Agent”, “each Agent”, “the Purchasing Agent” and “the Selling Agent”, when used in this Agreement or in any Terms Agreement (as defined below) or in the Annexes hereto, shall mean GS&Co. except at any time when more than one Agent is acting as such hereunder, as contemplated in Section 10 hereof.

Each of the Company and the Guarantor acknowledges and agrees that GS&Co. may use the Prospectus (as defined below) in connection with offers and sales of the Securities as contemplated in the Prospectus under the caption “Plan of Distribution — Market-Making Resales by Affiliates” (“Secondary Market Transactions”). Each of the Company and the Guarantor further acknowledges and agrees that GS&Co. is under no obligation to effect any Secondary Market Transactions and, if it does so, it may discontinue effecting such transactions at any time without providing any notice to the Company or the Guarantor. The term “Agent”, whenever used in this Agreement, shall include GS&Co., whether acting in its capacity as an Agent or acting in connection with a Secondary Market Transaction, except as may be specifically provided otherwise herein.

Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company when and as instructed by the Company pursuant to Section 2(a) hereof, and each of the Company and the Guarantor agrees that, except as otherwise contemplated herein, whenever the Company determines to sell Securities directly to any Agent as principal, the Company and the Guarantor will enter into a separate agreement (each a “Terms Agreement”), substantially in the form of Annex I hereto or in such other form as may be agreed by the parties to that particular agreement, relating to such sale in accordance with Section 2(b) hereof. This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

The Securities will be issued under a Senior Debt Indenture, dated as of October 10, 2008 (as it may be amended or supplemented from time to time, the “2008 Indenture”), among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (including any successor trustee thereunder, the “Trustee”). The Securities shall have the ranges of payment dates relative to the time of original issuance, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the 2008 Indenture.

1. (A) Each of the Company and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each Agent that:

(a) A registration statement on Form S-3 (File No. 333-    ) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; the registration statement has been declared effective; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus” (which term shall be deemed to refer to such other prospectus relating to the Securities that has superseded or replaced such base prospectus, as notified to the Agents by the Company)); any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”) is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto but excluding all Forms T-1 and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as supplemented by the prospectus supplement dated [●], 2025 relating to the Securities, is hereinafter called the “Prospectus” (which term shall be deemed to refer to such other prospectus or prospectus supplement relating to the Securities that has superseded or replaced such documents, as notified to the Agents by the Company); any reference herein to

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the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities is hereinafter called a “Pricing Supplement”; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the “Prospectus as amended or supplemented”, other than in Section 1(A)(c)(i) hereof, shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(A)(a) hereof and any other prospectus supplement specifically referred to in such Pricing Supplement) in relation to the Securities to be sold pursuant to this Agreement, in the form filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(A)(a) hereof, including any documents incorporated by reference therein as of the date of such filing; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) (i) At the time of initial filing of the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the conditions for use of Form S-3, set forth in the General Instructions thereto, were satisfied. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus permitted under Rule 164(e)(2) has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Agent through GS&Co. expressly for use therein;

(c) (i) With respect to any issue of Securities to be sold pursuant to a Terms Agreement, the “Applicable Time” will be such time on the date of such Terms Agreement as is specified therein as the Applicable Time, and the “Pricing Disclosure Package” will be the Prospectus as amended or supplemented at the Applicable Time together with (A) the information referenced in Schedule II(b) to such Terms Agreement and (B) such other documents, if any, as

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may be listed in Schedule II(a) to such Terms Agreement, taken together; (ii) with respect to each such issue of Securities, the Pricing Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (iii) with respect to each such issue of Securities, each Issuer Free Writing Prospectus listed in Schedule II(a) to the applicable Terms Agreement, if any, will not conflict with the information contained in the Registration Statement, the Prospectus or the Prospectus as amended or supplemented and, taken together with the Pricing Disclosure Package as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clauses (ii) and (iii) of this Section 1(A)(c) shall not apply to statements or omissions made in any Pricing Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use therein;

(d) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use in the Prospectus as amended or supplemented relating to a particular issuance of Securities; and no such documents will be filed with the Commission after the Commission’s close of business on the business day immediately prior to the date of the applicable Terms Agreement and prior to the date of execution of such Terms Agreement, except as set forth on Schedule II(d) to such Terms Agreement;

(e) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities; and

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(f) Each of the Company and Guarantor is not and, after giving effect to each offering and sale of the Securities and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(B) The Company represents and warrants to, and agrees with, each Agent that:

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(b) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(c) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the 2008 Indenture; the 2008 Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the 2008 Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

(d) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the 2008 Indenture, this Agreement and any Terms Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the 2008 Indenture, except such as have been, or will have been prior to the Recommencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

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(e) The statements set forth in the Prospectus as amended or supplemented under the captions “Description of Warrants We May Offer” and “Legal Ownership and Book-Entry Issuance”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “United States Taxation” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair; and

(C) The Guarantor represents and warrants to, and agrees with, each Agent that:

(a) (i) Neither the Guarantor or any of its subsidiaries that are listed in the Guarantor’s latest Annual Report on Form 10-K pursuant to the requirements of Form 10-K and Item 601(b)(21) of the Commission’s Regulation S-K and are “significant subsidiaries” as defined in Rule 1-02(w) of the Commission’s Regulation S-X (the “Significant Subsidiaries”) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any material adverse change in the capital stock or long-term debt of the Guarantor or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries, otherwise, in any such case described in clause (i) or (ii), than as set forth or contemplated in the Prospectus as amended or supplemented;

(b) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(c) When the Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, the Guarantee in the 2008 Indenture with respect to such Security will constitute a valid and legally binding obligation of the Guarantor;

(d) Neither the Guarantor nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(e) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject, which, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the

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aggregate have a material adverse effect on the current or future consolidated financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries, and, to the best of the Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(f) Other than as set forth in the Prospectus as amended or supplemented, the Guarantor and its Significant Subsidiaries possess all authorizations issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus as amended or supplemented, except as would not, individually or in the aggregate, have a material adverse effect on the prospects, financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries;

(g) PricewaterhouseCoopers LLP, who certified certain consolidated financial statements of the Guarantor and its subsidiaries, and audited the Guarantor’s internal control over financial reporting, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(h) The Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Guarantor’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Prospectus as amended or supplemented, the Guarantor’s internal control over financial reporting is effective and the Guarantor is not aware of any material weaknesses in its internal control over financial reporting;

(i) The Guarantor maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Guarantor and its subsidiaries is made known to its principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(j) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Guarantor’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Guarantor’s internal control over financial reporting;

(k) The Guarantor has implemented an anti-bribery program including policies and procedures reasonably designed to ensure compliance with applicable law, including without limitation the Foreign Corrupt Practices Act of 1977 and the Bribery Act 2010 of the United Kingdom, and will maintain such program, as modified from time to time, during the term of this Agreement. The Guarantor will not use the proceeds of the offering of the Securities hereunder in a manner that will violate applicable anti-bribery laws;

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(l) The Guarantor has developed and implemented written policies, procedures and internal controls reasonably designed to ensure compliance with applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT Act of 2001, and the regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Guarantor and its regulated subsidiaries conduct business; and

(m) The Guarantor has developed and implemented written policies, procedures and internal controls reasonably designed to ensure compliance with any economic sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or other relevant economic sanctions authority (collectively, “Sanctions”), and the Guarantor will not use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions (except as may be authorized by the relevant economic sanctions authority) or (ii) in any other manner that will result in a violation of Sanctions by the Guarantor.

2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, upon receipt of instructions from the Company, to act as agent of the Company and to use its reasonable efforts to solicit and receive offers to purchase a particular Security or Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. Each Agent shall solicit offers to purchase only Securities having such terms, and shall solicit such offers only during such periods, as the Company shall instruct such Agent. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any warrants or debt securities with a payment date or maturity of 18 months or more after the original issuance except pursuant to this Agreement or any Terms Agreement, or except in an offering of Securities that are not and are not required to be registered under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of warrants or medium-term debt securities (other than in Secondary Market Transactions). However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(B)(a) hereof or any similar provision included in any Terms Agreement.

Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement among the Agents, the Guarantor and the Company (the “Administrative Procedure”). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent, the Guarantor and the Company agree to perform the

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respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

The Company reserves the right, in its sole discretion, at any time when the Company has instructed any Agent to solicit offers to purchase the Securities, to instruct such Agent to suspend, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, such Agent will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has instructed such Agent to resume such solicitation. During such period, the Company shall not be required to comply with the provisions of Sections 4(A)(h) and 4(B)(a) and the Guarantor shall not be required to comply with the provisions of Section 4(C)(b) with regard to such Agent. Upon advising such Agent that such solicitation may be resumed, however, the Company shall simultaneously provide the documents (if any) required to be delivered by Sections 4(A)(h) and 4(B)(a) and the Guarantor shall simultaneously provide the documents (if any) required to be delivered under Section 4(C)(d), and such Agent shall have no obligation to solicit offers to purchase the Securities until such documents have been received by such Agent. In addition, any failure by the Company and the Guarantor to comply with their obligations hereunder, including their obligations to deliver the documents required by Sections 4(A)(h), 4(B)(a) and 4(C)(b), with regard to any Agent shall automatically terminate such Agent’s obligations hereunder, including its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold or in an amount as agreed between the Agent and the Company:

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Range of Payment Dates Relative to Time of Original Issuance	Commission (percentage of aggregate principal amount of Securities sold)
Less than 1 year	.050%
From 1 year to less than 1 1⁄2 years	.100%
From 1 1⁄2 years to less than 2 years	.150%
From 2 years to less than 3 years	.175%
From 3 years to less than 4 years	.250%
From 4 years to less than 5 years	.300%
From 5 years to less than 6 years	.350%
From 6 years to less than 7 years	.375%
From 7 years to less than 10 years	.400%
From 10 years to less than 12 years	.450%
From 12 years to less than 15 years	.475%
From 15 years to less than 20 years	.550%
From 20 years to less than 30 years	.600%
From 30 years to less than 40 years	.750%
40 years and more	.900%

(b) Each sale of Securities by the Company to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company, the Guarantor and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities by the Company to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together

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with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 4 hereof and such Terms Agreement may also include such other provisions (including provisions that modify this Agreement insofar as it sets forth the agreement among the Company, the Guarantor and such Agent) as the Company, the Guarantor and such Agent may agree upon. Unless otherwise specified in a Terms Agreement, each Agent proposes to offer Securities purchased by it as principal from the Company for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

For each sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities by the Company to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein (or in such amount as may be agreed among such Agent, the Company and the Guarantor).

Each time and date of delivery of and payment for Securities to be purchased from the Company by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a “Time of Delivery”.

(c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, and whether acting as agent, as principal under any Terms Agreement or otherwise (including, in the case of GS&Co., in any Secondary Market Transaction), not to solicit offers to purchase or otherwise offer, sell or deliver such Security, directly or indirectly, in, or to residents of, the country issuing such currency, except as permitted by applicable law.

(d) Each Agent shall ensure that payments in respect of the Securities for the benefit of a holder of Securities are not subject to withholding under Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986 (or any regulations or guidance thereunder or any agreements entered into in respect thereof) as a result of such Agent (or any affiliated party through which the holder holds Securities) being subject to such withholding on the payment.

3. The documents required to be delivered pursuant to Section 6 hereof on the Recommencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents, the Company and the Guarantor but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the “Recommencement Date”).

4. (A) Each of the Company and the Guarantor, jointly and severally, covenants and agrees with each Agent:

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(a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Recommencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof, (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof or (C) during the period beginning on the Recommencement Date and continuing for as long as may be required under applicable law, in the reasonable judgment of GS&Co. after consultation with the Company and the Guarantor, in order to offer and sell any Securities in Secondary Market Transactions as contemplated by the Prospectus (the “Secondary Transactions Period”) which shall be disapproved by GS&Co. promptly after reasonable notice thereof;

(ii) to prepare, with respect to any Securities to be sold by the Company through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(2) under the Act not later than the close of business of the Commission on the second business day after the date on which such Pricing Supplement is first used;

(iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon;

(iv) with respect to any issue of Securities to be sold pursuant to a Terms Agreement, but only if requested by the Agents party to such Terms Agreement prior to the Applicable Time, to prepare a final term sheet relating to such Securities in the form set forth in Schedule III to such Terms Agreement and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such rule;

(v) to file promptly all material required to be filed by the Company or the Guarantor with the Commission pursuant to Rule 433(d) under the Act;

(vi) to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities (including, in the case of GS&Co., in any Secondary Market Transactions during the Secondary Transactions Period), and during such same period to advise such Agent, promptly after either the Company or the Guarantor receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information;

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(vii) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal; and

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by GS&Co. and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by GS&Co. promptly after reasonable notice thereof;

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Agents, the Company and the Guarantor will file, if it has not already done so, a new shelf registration statement relating to the Securities, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company and the Guarantor will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new shelf registration statement;

(d) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities (including, in the case of GS&Co., in any Secondary Market Transactions during the Secondary Transactions Period); provided, however, that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e) (i) To furnish such Agent with copies of the Registration Statement and each amendment thereto and with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time;

(ii) if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the applicable Pricing Supplement in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal and including, in the case of GS&Co., in any Secondary Market Transactions during the Secondary Transactions Period, whether before or after such expiration) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to

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state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day in New York City later); and if the Company and the Guarantor shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance;

(iii) notwithstanding paragraph (ii) above, if during the period specified in such paragraph such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in respect of transactions in the Securities (including, in the case of GS&Co., in any Secondary Market Transactions during the Secondary Transactions Period), to promptly prepare and file with the Commission such an amendment or supplement and furnish without charge to such Agent as many copies as it may from time to time during such period reasonably request of such amendment or supplement; provided, however, that the Company and the Guarantor may elect, upon joint notice to GS&Co., not to comply with this paragraph (iii) with respect to any Secondary Market Transaction, but only for a period or periods that the Company and the Guarantor reasonably determine are necessary in order to avoid premature disclosure of material, non-public information, unless, notwithstanding such election, such disclosure would otherwise be required under this Agreement; and provided, further, that no such period or periods described in the preceding proviso shall exceed 90 days in the aggregate during any period of 12 consecutive calendar months. Upon receipt of any such notice, GS&Co. shall cease using the Prospectus or any amendment or supplement thereto in connection with Secondary Market Transactions until it receives notice from the Company and the Guarantor that it may resume using such document (or such document as it may be amended or supplemented);

(f) To make generally available to its securityholders as soon as practicable, but in any event not later than 16 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158 under the Act);

(g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase from the Company by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company and the Guarantor of a

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Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company and the Guarantor contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

(h) That reasonably in advance of each time any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell LLP as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company and the Guarantor shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

(i) That reasonably promptly after each time any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(A)(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Guarantor shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment or incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company and the Guarantor as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date), or, in lieu of such certificate, a certificate of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

(B) The Company covenants and agrees with each Agent:

(a) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company and the Guarantor by such Agent, and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any warrants or debt securities of the Company with a payment date or maturity of 18 months or more after such Time of Delivery and are substantially similar to the Securities except pursuant to this Agreement or any Terms Agreement, or except in an offering of Securities that are not and are not required to be registered under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of warrants or medium-term debt securities (other than in Secondary Market Transactions);

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(b) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(e), 6(f), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(B)(b), for the respective judgments of an Agent with respect to certain matters referred to in Sections 6(e) and 6(g) hereof, and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(e) and 6(g) on behalf of any such person); and

(c) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption “Use of Proceeds”.

(C) The Guarantor covenants and agrees with each Agent:

(a) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to its stockholders generally, and to deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Guarantor as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

(b) That reasonably promptly after each time any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(C)(b) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Guarantor shall cause the independent registered public accounting firm who audited the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Guarantor, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent.

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4A.

(a) (i) The Company, the Guarantor and each Agent agree that the Agents may prepare and use one or more preliminary or final term sheets relating to the Securities containing customary information to the extent permitted by Rule 164(e)(2) or to the extent not deemed a prospectus pursuant to Rule 134;

(ii) Each Agent represents that, other than as permitted under subparagraph (a)(i) above, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act without the prior consent of the Company, the Guarantor and GS&Co. and that, with respect to any issue of Securities to be sold pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will be a complete list of any free writing prospectuses for which the Agents have received such consent; and

(iii) Each of the Company and the Guarantor represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of GS&Co. and that, with respect to any issue of Securities to be sold pursuant to a Terms Agreement, Schedule II(a) to such Terms Agreement will be a complete list of any free writing prospectuses for which the Company and the Guarantor have received such consent;

(b) Each of the Company and the Guarantor has complied and will comply with the requirements of Rule 433 and Rule 164(e)(2) under the Act applicable to any Issuer Free Writing Prospectus, including the contents thereof, timely filing with the Commission or retention where required and legending; and

(c) Each of the Company and the Guarantor agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or the Pricing Supplement or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company or the Guarantor will give prompt notice thereof to GS&Co. and, if requested by GS&Co., the Company and the Guarantor will prepare and furnish without charge to each Agent an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Agent through GS&Co. expressly for use therein.

5. Each of the Company and the Guarantor, jointly and severally, covenants and agrees with each Agent to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and the Guarantor’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the

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Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, the 2008 Indenture, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section (1)(B)(d) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and Legal Investment Memoranda; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities (other than, in the case of GS&Co., in any Secondary Market Transactions); (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustee or such agent in connection with the 2008 Indenture and the Securities; (viii) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company and the Guarantor; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

6. The obligation of any Agent, as agent of the Company, at any time (“Solicitation Time”) to solicit offers to purchase the Securities from the Company and the obligation of any Agent to purchase Securities from the Company as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent’s discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Recommencement Date and any applicable date referred to in Section 4(A)(g) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or at and as of both such Time of Delivery and Time of Sale, as the case may be (“Time of Sale” shall mean, with respect to any obligation of an Agent to purchase Securities as principal, the time when the related Terms Agreement becomes effective or if there is no Terms Agreement, the time when the Agent otherwise becomes committed to purchase the Securities); the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, each of the Company and the Guarantor shall have performed all of its respective obligations hereunder theretofore to be performed; and the following additional conditions:

(a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(A)(a) hereof; (ii) the final term sheet contemplated by Section 4(A)(a)(iv) hereof and any other material required to be filed by the Company or the Guarantor pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iv) no stop order suspending or preventing the use of the Prospectus or any Issuer

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Free Writing Prospectus shall have been initiated or threatened by the Commission, and (v) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

(b) (i) Sullivan & Cromwell LLP, acting as counsel to the Company and the Guarantor, shall have furnished to such Agent an opinion and a letter, dated the Recommencement Date, to the effect set forth in Annex III (or in such other form acceptable to such Agent) and (ii) if and to the extent requested by such Agent, Sullivan & Cromwell LLP, acting as counsel to the Company and the Guarantor, shall have furnished to such Agent, with respect to each applicable filing date and each applicable sale date relating to such Agent referred to in Section 4(A)(h) hereof that is after the Recommencement Date but is on or prior to such Solicitation Time or Time of Delivery, as the case may be, a letter or letters, dated such applicable filing date or the Time of Delivery relating to such applicable sale date, as the case may be, to the effect that such Agent may rely on the opinion and letter which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though they were dated the date of such letter or letters authorizing reliance (except that the statements in such last opinion and letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion and letter, an opinion and letter of the same tenor as the opinion and letter referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) A General Counsel, Associate General Counsel or Deputy General Counsel of the Company, or a General Counsel, Associate General Counsel or Deputy General Counsel of the Guarantor on behalf of the Company, and a General Counsel, Associate General Counsel or Deputy General Counsel of the Guarantor (or such other counsel for the Company or the Guarantor, as the case may be, satisfactory to such Agent) shall each have furnished to such Agent such counsel’s written opinions, dated the Recommencement Date, in form and substance satisfactory to such Agent, to the effect set forth in Annex IV hereto (or in such other form acceptable to such Agent);

(d) Not later than 10:00 a.m., New York City time, on the Recommencement Date and on each applicable date referred to in Section 4(A)(g) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent registered public accounting firm who have audited the financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Recommencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex V hereto (or in such other form acceptable to such Agent);

(e) (i) Neither the Guarantor nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Supplement

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relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock or long-term debt of the Guarantor or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities to be delivered at the relevant Time of Delivery;

(f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Guarantor’s warrants or debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor’s warrants or debt securities;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, (ii) a suspension or material limitation in trading in the Guarantor’s securities on the New York Stock Exchange, (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Securities to be delivered at the relevant Time of Delivery;

(h) (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the payment amount of which is indexed to such currency, currencies or composite currency, on or after the date hereof or of any applicable Terms Agreement there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and (ii) with respect to any Security linked to the

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capital stock of an issuer other than the Guarantor, additional conditions comparable to those set forth in Sections 6(e), 6(f) and 6(g) shall have been satisfied with respect to such issuer (with such additional conditions being identical to those in Sections 6(e), (f) and (g), except that, for this purpose, all references to the Guarantor in such sections shall be deemed to mean such other issuer and, if the principal trading market for such other issuer’s capital stock is not the New York Stock Exchange, the reference to the New York Stock Exchange in Section 6(g)(i) shall be deemed to mean either the New York Stock Exchange or such principal trading market and in Section 6(g)(ii) shall be deemed to mean only such principal trading market), it being understood that nothing in this clause (ii) shall limit or otherwise affect conditions in Sections 6(e), (f) and (g), which shall apply in addition to any conditions applicable pursuant to this clause (ii); and

(i) Each of the Company and the Guarantor, shall have furnished or caused to be furnished to such Agent certificates of officers of the Company or the Guarantor, respectively, dated the Recommencement Date and each applicable date referred to in Section 4(A)(g) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company or the Guarantor, as applicable, as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company or the Guarantor, as applicable, herein at and as of the Recommencement Date or such applicable date, as the case may be (and in the case of any certificates provided at a Time of Delivery, also at and as of the applicable Time of Sale), as to the performance by the Company or the Guarantor, as applicable, of all of its respective obligations hereunder to be performed at or prior to the Recommencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as such Agent may reasonably request.

It is understood and agreed that the opinions, letters and certificates to be furnished on the Recommencement Date pursuant to Sections 6(b)(i), (c), (d) and (i) above may, if GS&Co. requests a later date in writing, instead be furnished on such later date, and the furnishing of such documents shall not be a condition to any obligations of the Agents hereunder or under any Terms Agreement as of any time prior to such later date.

7. (a) Each of the Company and the Guarantor will, jointly and severally, indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration

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Statement, the Prospectus, the Prospectus as amended or supplemented, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Agent expressly for use therein.

(b) Each Agent will indemnify and hold harmless each of the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company and/or the Guarantor, as applicable, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Agent expressly for use therein; and will reimburse the Company and/or the Guarantor, as applicable, for any legal or other expenses reasonably incurred by the Company and/or the Guarantor, as applicable, in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 7 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

22

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each of the Company and the Guarantor on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each of the Company and the Guarantor on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by each of the Company and the Guarantor on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent from the Company in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or by any Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and the Guarantor on the one hand and each Agent on the other agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

(e) The obligations of the Company and/or the Guarantor under this Section 7 shall be in addition to any liability which the Company and/or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act and each broker-dealer affiliate of any Agent; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have

23

and shall extend, upon the same terms and conditions, to each officer and director of the Company and of the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company or the Guarantor in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, each of the Company and the Guarantor shall, jointly and severally, (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

9. The respective indemnities, agreements, representations, warranties and other statements by any Agent, the Company and the Guarantor set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, the Company or the Guarantor, or any officer or director or any controlling person of the Company or of the Guarantor, and shall survive each delivery of and payment for any of the Securities.

10. (a) The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination (including all Securities that may be the subject of a Secondary Market Transaction at any time during the Secondary Transactions Period) and (iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a) and Sections 4(A)(d), 4(A)(e), 5, 7, 8 and 9 hereof are concerned.

(b) The Company and the Guarantor, in their sole joint discretion, may appoint one or more additional parties to act as Agents hereunder from time to time. Any such appointment shall be made in a writing signed by the Company and the party so appointed. Such appointment shall become effective in accordance with its terms after the execution and delivery of such writing by the Company, the Guarantor and such other party. When such appointment is effective, such other party shall be deemed to be one of the Agents referred to in, and to have the rights and obligations of an Agent under, this Agreement, subject to the terms and conditions of such appointment. The Company or the Guarantor shall deliver a copy of such appointment to each other Agent promptly after it becomes effective.

24

(c) The Company and the Guarantor, in their sole joint discretion, may increase the aggregate initial offering price of the Securities from time to time without consent of, or notice to, any Agent.

(d) The Company and the Guarantor, on the one hand, and any Agent, on the other, may amend any provision of this Agreement with respect to such Agent without consent of, or notice to, any other Agent. Any such amendment shall be made in a writing signed by the Company, the Guarantor and each Agent that is a party to such amendment. In the event of such amendment, this Agreement shall remain in full force and effect with respect to any Agent that is not a party to such amendment (without giving effect to such amendment with respect to such Agent) unless suspended or terminated with respect to such Agent pursuant to clause (a) of this Section 10.

11. The following terms shall apply to any Terms Agreement if provided for therein:

(a) If any Agent shall default in its obligation to purchase the Securities which it has agreed to purchase pursuant to such Terms Agreement, the Representatives named in such Terms Agreement may in their discretion arrange for the Representatives or another party or other parties to purchase such Securities on the terms provided by such Terms Agreement. If within thirty-six hours after such default by any Agent the Representatives do not arrange for the purchase of such Securities, then the Company and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Guarantor that they have so arranged for the purchase of such Securities, or the Company and the Guarantor notify the Representatives that either the Company or the Guarantor has so arranged for the purchase of such Securities, the Representatives, on the one hand, or the Company and the Guarantor, on the other hand, shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Agent” as used with respect to such Terms Agreement shall include any person substituted under this Section 11 (if applicable) with like effect as if such person had originally been a party to such Terms Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the Representatives, the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities covered by such Terms Agreement, then the Company and the Guarantor shall have the right to require each non-defaulting Agent to purchase the principal amount of Securities which such Agent agreed to purchase pursuant to such Terms Agreement and, in addition, to require each non-defaulting Agent to purchase its pro rata share (based on the principal amount of Securities which such Agent agreed to purchase pursuant to such Terms Agreement) of the Securities of such defaulting Agent or Agents for which such arrangements have not been made; but nothing herein shall relieve a defaulting Agent from liability for its default.

25

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Agent or Agents by the Agents, the Company and the Guarantor as provided in subsection (a) above, the aggregate principal amount of Securities pursuant to such Terms Agreement which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities under such Terms Agreement, or if the Company and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Agents to purchase Securities of a defaulting Agent or Agents, then such Terms Agreement shall thereupon terminate, without liability on the part of any non-defaulting Agent, on the one hand, or the Company and the Guarantor, on the other, except for the expenses to be borne by the Company, the Guarantor and the Agents as provided in Section 5 hereof incorporated therein by reference and the indemnity and contribution agreement in Section 7 hereof incorporated therein by reference; but nothing herein shall relieve a defaulting Agent from liability for its default.

12. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to GS&Co., shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to 200 West Street, 17th Floor, New York, New York 10282, Facsimile Transmission No. (212) 902-3000, Attention: Global Treasurer; if to any Agent other than GS&Co., shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to the facsimile number or address provided by such Agent to the Company and the Guarantor in the document appointing such Agent as an Agent under this Agreement; and if to the Company or the Guarantor, shall be sufficient in all respects when delivered or sent by facsimile transmission, personal delivery or registered mail to the address of the Company or the Guarantor, as applicable, set forth in the Registration Statement, Facsimile No. (212) 902-3325, Attention: Treasury Department. Any such statements, requests, notices or advices shall take effect upon receipt thereof.

13. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent, the Company and the Guarantor and, to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and of the Guarantor and any person who controls any Agent, the Company or the Guarantor, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. Each of the Company and the Guarantor acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement and any Terms Agreement is an arm’s-length commercial transaction between the Company and the Guarantor, on the one hand, and the Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company or the Guarantor, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company or the Guarantor on other matters) or any other obligation to the Company or the Guarantor except the obligations expressly set forth in this Agreement and (iv) each of

26

the Company and the Guarantor has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Guarantor agrees that it will not claim that the Agent, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Guarantor, in connection with such transaction or the process leading thereto.

16. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) among the Company and the Guarantor, on the one hand, and the Agents, on the other, or any of them, with respect to the subject matter hereof.

17. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

18. The Company, the Guarantor and each of the Agents hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any Terms Agreement or the transactions contemplated hereby.

19. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

20. Notwithstanding anything herein to the contrary, each of the Company and the Guarantor is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Guarantor, as applicable, relating to that treatment and structure, without the Agents imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

21.

(a) (i) In the event that any party that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such party of this Agreement or any Terms Agreement and any interest and obligation in or under this Agreement or any Terms Agreement will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement or any Terms Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any party that is a Covered Entity or any BHC Act Affiliate of such party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement or any Terms Agreement that may be exercised against such party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement or any Terms Agreement were governed by the laws of the United States or a state of the United States. The requirements of this Section 21(a) apply notwithstanding the following Section 21(b).

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(b) (i) Notwithstanding anything to the contrary in this Agreement, any Terms Agreement or any other agreement, but subject to the requirements of Section 21(a), no party to this Agreement or any Terms Agreement shall be permitted to exercise any Default Right against a party that is a Covered Entity with respect to this Agreement or any Terms Agreement that is related, directly or indirectly, to a BHC Act Affiliate of such party becoming subject to an Insolvency Proceeding, except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable;

(ii) After a BHC Act Affiliate of a party that is a Covered Entity has become subject to an Insolvency Proceeding, if any party to this Agreement or any Terms Agreement seeks to exercise any Default Right against such Covered Entity with respect to this Agreement or any Terms Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

(c) For purposes of this Section 21,

(i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party;

(ii) “Covered Entity” means any of the following: (x) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (y) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (z) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b);

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1 as applicable;

(iv) “Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding;

(v)  “U.S. Special Resolution Regime” means each of (y) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (z) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement among the Company, the Guarantor and you in accordance with its terms.

Very truly yours,

GS Finance Corp.

By:
Name:
Title:
The Goldman Sachs Group, Inc.

By:
Name:
Title:

Accepted in New York, New York, as of the date hereof:

Goldman Sachs & Co. LLC

Name:
Title:

[Signature Page to Third Amended and Restated Series G Distribution Agreement]

ANNEX I

GS Finance Corp.

Warrants, Series G

fully and unconditionally guaranteed by

The Goldman Sachs Group, Inc.

Terms Agreement

     , 20

Goldman Sachs & Co. LLC,

200 West Street,

New York, New York 10282.

[Insert names of any other purchasers]

Ladies and Gentlemen:

GS Finance Corp. (the “Company”) proposes to issue and sell, and the Goldman Sachs Group, Inc. (the “Guarantor”), as guarantor under the Guarantee referred to herein, proposes to guarantee, the securities specified in the Schedule hereto (the “Purchased Securities”) subject to the terms and conditions stated herein and in the Warrants, Third Amended and Restated Series G Distribution Agreement, dated [●], 2025 (the “Series G Distribution Agreement”), among the Company and the Guarantor, on the one hand, and Goldman Sachs & Co. LLC (“GS&Co.”) and any other party acting as Agent thereunder (such other Agents, the “Purchasing Agents”), on the other. Each of the provisions of the Series G Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Unless otherwise defined herein, terms defined in the Series G Distribution Agreement are used herein as therein defined. Nothing contained herein or in the Series G Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Series G Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Series G Distribution Agreement in relation to the

Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities, and except that the representation and warranty in Section 1(A)(c) of the Series G Distribution Agreement shall be deemed to be a representation and warranty as of the Applicable Time in relation to the Pricing Disclosure Package as provided in said Section 1(A)(c).

[Notwithstanding the foregoing, insofar as it is deemed to be incorporated in and made a part of this Terms Agreement, the Series G Distribution Agreement shall be subject to, and to the extent necessary amended by, the Letter of Appointment pursuant to which we appointed such Purchasing Agent to act as an Agent under the Series G Distribution Agreement on certain terms and conditions specified in such letter. For all purposes of this Terms Agreement, references to the “Agents” shall mean the Purchasing Agents listed in Schedule I hereto, for which GS&Co. is acting as Representative. Each of you agrees that all determinations to be made by the Purchasing Agents under this Terms Agreement, including the determination whether or not the conditions in Section 6 of the Series G Distribution Agreement have been satisfied and, if not, whether or not any such conditions shall be waived, shall be made solely by GS&Co., on behalf of the Purchasing Agents.]

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form hereafter delivered to you will be filed with the Commission.

Subject to the terms and conditions provided for herein and in the Series G Distribution Agreement as incorporated herein by reference, the Company agrees to issue and sell to [each of] you, and [each of] you agree[s] to purchase from the Company, severally and not jointly, at the time and place and at the purchase price set forth in Schedule I hereto, the principal amount of Purchased Securities set forth [opposite your respective name] in Schedule I hereto. Each of you further agrees, severally and not jointly, that any Purchased Securities offered and sold by you to initial purchasers will be offered and sold at the price to public, and in accordance with the provisions relating to commissions and fees, if any, set forth in Schedule I hereto, unless GS&Co., the Company and the Guarantor otherwise agree.

If the foregoing is in accordance with your understanding, please sign and return to us     counterparts hereof, and upon acceptance hereof by you [,on behalf of each of the Agents,] this letter and such acceptance hereof, including those provisions of the Series G Distribution Agreement incorporated herein by reference as provided above, shall constitute a binding agreement among [you] [each of you], the Company and the Guarantor. [It is understood that the acceptance by GS&Co. of this letter on behalf of each of the other Purchasing Agents is or will be pursuant to authority granted to GS&Co. by such Purchasing Agent.]

Very truly yours,
GS Finance Corp.

By:
Name:
Title:

The Goldman Sachs Group, Inc.

By:
Name:
Title:

Accepted in New York, New York, as of the date hereof:
Goldman Sachs & Co. LLC

By:
Name:
Title:

Schedule I to Annex I

The following provisions apply to the Purchased Securities (as defined below), unless otherwise specified.

Title of Purchased Securities:

Aggregate Principal Amount to be Purchased:

[$      or units of other Specified Currency]

[Price to Public:]

Purchase Price Payable to the Company by the Purchasing Agent:

 % of the principal amount of the Purchased Securities

Method of and Specified Funds for Payment of Purchase Price:

[By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

[By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Selling Concession (all of which may be allowed to dealers):

Reallowance:

2008 Indenture:

Senior Debt Indenture, dated as of October 10, 2008, among the Company, the Guarantor and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee

Applicable Time:

Time of Delivery:

Closing Location for Delivery of Securities:

Expiration Date(s):

Amount Payable to Holder at Maturity:

Denomination:

Payment Date(s):

Payment Amount(s)

Exercise Right

Guarantee:

Purchased Securities shall be fully and unconditionally guaranteed by the Guarantor.

Listing:

Documents to be Delivered:

The following documents referred to in the Series G Distribution Agreement shall be delivered as a condition to the Closing:

[None. It is understood and agreed that the Closing shall not be conditioned on the delivery of any document contemplated in Sections 4(C)(b), (A)(i) and (B)(b) and 6(b), (c), (d) and (i) of the Series G Distribution Agreement.]

[(1) The opinion and letter of counsel to the Company referred to in Section 4(A)(h).]

[(2) The accountants’ letter referred to in Section 4(C)(b).]

[(3) The officers’ certificate referred to in Section 4(A)(i).]

Selling Restrictions:

Purchasers with options-approved accounts.

Other Provisions (including Syndicate Provisions, if applicable):

[Purchase Agents and allocations]

[List syndicate and allocations if applicable]

[The provisions of Section 11 of the Series G Distribution Agreement shall apply with respect to this Terms Agreement, and the Representatives referred to in Section 11 shall be GS&Co.]

[expense reimbursement upon termination]

[With regard to the offering and sale of the Securities, all determinations and actions required or permitted to be made pursuant to the Series G Distribution Agreement or the Terms Agreement by the Agent(s) or the Representatives (including determinations as to whether or not any closing condition has been satisfied and whether or not any unsatisfied conditions shall be waived) shall instead be made [solely] by [GS&Co. and] [Goldman Sachs International] on behalf of all of the Agents or Representatives.]

Schedule II to Annex I

(d)	Issuer Free Writing Prospectuses:

•

Final term sheet in the form set forth in Schedule III hereto, but only if the Company or the Guarantor is obligated to prepare and file such term sheet pursuant to Section 4(A)(a)(iv) of the Series G Distribution Agreement.

(e)	Additional Information in Pricing Disclosure Package:

In addition to the Prospectus as amended or supplemented at the Applicable Time, the Pricing Disclosure Package consists of the following information:

•

[The information referred to under the caption [“Terms and Conditions”] beginning on page [ ] of the Pricing Supplement dated the date of this Terms Agreement and relating to the Purchased Securities.]

(f)	Additional Documents Incorporated by Reference:

Schedule III to Annex I

[To be modified as appropriate and completed prior to execution of this Terms Agreement]

GS Finance Corp.

Title of Purchased Securities:

Aggregate Principal Amount Offered:

Price to Public:

Settlement Date:

Managing Underwriters:

Purchase Price by Underwriters:

Expiration Date(s):

Payment Date(s):

Payment Amount(s):

Guarantee:

Purchased Securities shall be fully and unconditionally guaranteed by The Goldman Sachs Group, Inc.

[Other Provisions:]

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternately, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-201-793-5170.

ANNEX II

GS Finance Corp.

The Goldman Sachs Group, Inc.

Administrative Procedure

This Administrative Procedure relates to the Securities defined in the Warrants, Series G Third Amended and Restated Distribution Agreement, dated [●], 2025 (the “Series G Distribution Agreement”), among GS Finance Corp., a Delaware corporation (the “Company”), and The Goldman Sachs Group, Inc., a Delaware corporation (the “Guarantor”), on the one hand, and Goldman Sachs & Co. LLC and any other party acting as Agent thereunder, on the other, to which this Administrative Procedure is attached as Annex II. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Series G Distribution Agreement, the Prospectus as amended or supplemented, the 2008 Indenture or the Securities. To the extent the procedures set forth below conflict with the provisions of the Securities, the 2008 Indenture or the Series G Distribution Agreement, the relevant provisions of the Securities, the 2008 Indenture and the Series G Distribution Agreement shall control.

The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Series G Distribution Agreement, unless the Company, the Guarantor and such Agent otherwise agree as provided in Section 2(b) of the Series G Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the “Selling Agent” and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the “Purchasing Agent”.

The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

Each Security will be issued only in fully registered form and will be represented by either a global security (a “Global Security”) delivered to the Trustee, as agent for The Depository Trust Company (the “Depositary”), and recorded in the book-entry system maintained by the Depositary (a “Book-Entry Security”), or a certificate issued in definitive form (a “Certificated Security”) delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the 2008 Indenture.

Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below in accordance with its obligations as a participant in the Depositary.

Acceptance of Offers by the Company:

Each Agent will promptly advise the Company by electronic mail or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company and the Guarantor by Agent and Settlement Procedures:

A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under “Settlement Procedure Timetable” below, the following details of the terms of such offer (the “Sale Information”) to the Company and the Guarantor by electronic mail or by facsimile transmission or other acceptable written means:

(1)	Principal Amount of Book-Entry Securities to be purchased;

(2)	Trade Date;

(3)	Settlement Date;

(4)	Payment Date;

(5)

Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

(6)	The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

(7)	Issue Price;

(8)	Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(9)	Net Proceeds to the Company;

(10)	If a redeemable or repayable Book-Entry Security, such of the following as are applicable:

(i)	Redemption Commencement Date,

(ii)	Initial Redemption Price (% of par),

(iii)	Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

(iv)	Repayment date, and

(v)	Repayment price;

(11)	Selling Agent or Purchasing Agent; and

(12)	Business Day Convention.

B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company or the Guarantor will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means.

C. The Trustee will complete and authenticate the Global Security previously delivered by the Company and the Guarantor representing such Book-Entry Security. In the case of the Master Global Note, the Trustee shall complete and update its records and the annex thereto in accordance with the Company Order.

D. The Depositary will credit such Book-Entry Security to the Trustee’s participant account at the Depositary via the Depositary’s Fast Automated Securities Transfer program and will update the balance via the Fast Reject and Confirmation function (“FRAC”).

E. Transfers of funds will be settled outside the Depositary’s system on the Settlement Date (as defined below).

F. Upon confirmation of receipt by the Company of the funds therefor, the Trustee will enter a deliver free order through the Depositary’s Participant Terminal System instructing the Depositary to debit such Book-Entry Security to the Trustee’s participant account and credit such Book-Entry Security to such Agent’s participant account. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated or, in the case of the Master Global Note, the notation on such Master Global Note has been made and (b) the Trustee is holding such Global Security or Master Global Note as agent for the Depository.

G. If applicable, such Agent will enter a deliver free order through the Depositary’s Participant Terminal System instructing the Depositary to debit such Book-Entry Security to such Agent’s participant account and credit such Book-Entry Security to the participant accounts of the participants with respect to such Book-Entry Security.

H. Upon request, the Trustee will send to the Company and the Guarantor a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the 2008 Indenture.

I. Such Agent will confirm the purchase of such Book-Entry Security to the purchasers either by transmitting to the participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary’s institutional delivery system or by mailing a written confirmation to such purchasers.

J. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

If the Company accepts an offer to purchase a Book-Entry Security, the Company and the Guarantor will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, electronic copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the second business day following the Trade Date (as defined below), or if the Company, the Guarantor and the purchaser(s) agree to settlement on the business day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company and the Guarantor will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second business day following the date on which such Pricing Supplement is first used (or not later than the close of business of the Commission on a later date, if still considered timely under Rule 424(b) under the Securities Act of 1933).

Delivery of Confirmation and Prospectus to Purchasers by Selling Agent:

The Selling Agent will deliver to each purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement:

The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security, or a notation on the Master Global Note, shall constitute “settlement” with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the “Trade Date”) will be settled on a date (the “Settlement Date”) which is the third business day after the Trade Date pursuant to the “Settlement Procedure Timetable” set forth below, unless the Company, the Guarantor and the purchaser(s) agree to settlement on another business day which shall be no earlier than the next business day after the Trade Date.

Settlement Procedure Timetable:

For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third business day after the Trade Date, Settlement Procedures “A” through “H” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement Procedure		Time
A	5:00 p.m.	on the business day following the Trade Date or 10:00 a.m. on the business day prior to the Settlement Date, whichever is earlier
B	12:00 noon	on the second business day immediately preceding the Settlement Date
C	9:00 a.m.	on the Settlement Date
D-E	10:00 a.m.	on the Settlement Date
F-G	2:00 p.m.	on the Settlement Date

PART II: ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Acceptance of Offers by Company:

Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company and the Guarantor by Agent:

After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly the following details of the terms of such offer (the “Sale Information”) to the Company and the Guarantor by electronic mail or by facsimile transmission or other acceptable written means:

(1)	Principal Amount of Certificated Securities to be purchased;

(2)	Trade Date;

(3)	Settlement Date;

(4)	Payment Date;

(5)	Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

(6)	The Exchange Rate Agent and the Exchange Rate Determination Date, if applicable;

(7)	Issue Price;

(8)	Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(9)	Net Proceeds to the Company;

(10)	If a redeemable or repayable Certificated Security, such of the following as are applicable:

(i)	Redemption Commencement Date,

(ii)	Initial Redemption Price (% of par),

(iii)	Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date,

(iv)	Repayment date, and

(v)	Repayment price;

(11)	Selling Agent or Purchasing Agent;

(12)	Name, address and taxpayer identification number of the registered owner(s);

(13)	Denomination of certificates to be delivered at settlement; and

(14)	Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement:

If the Company accepts an offer to purchase a Certificated Security, the Company and the Guarantor will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, electronic copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the second business day following the Trade Date, or if the Company, the Guarantor and the purchaser(s) agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company and the Guarantor will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second business day following the date on which such Pricing Supplement is first used (or not later than the close of business of the Commission on a later date, if still considered timely under Rule 424(b) under the Securities Act of 1933).

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

The Selling Agent will deliver to each purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement, as applicable) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the “Settlement Date”) which is the third business day after the date of acceptance of such offer, unless the Company, the Guarantor and the purchaser(s) agree to settlement (a) on another business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company or the Guarantor will communicate such Sale Information to the Trustee by electronic mail or by facsimile transmission or other acceptable written means.

The Company and the Guarantor will instruct the Trustee by electronic mail, facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities, in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser(s) of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent’s commission; provided that the Selling Agent reserves the right to withhold any payment for which it has not received funds from the purchaser(s). The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent’s discount.

Failure of Purchaser to Pay Selling Agent:

If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee, the Company and the Guarantor thereof by electronic mail or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount, if any, previously paid to the Company in respect of such Certificated Security.

The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, dispose of the Certificated Security in accordance with its procedures then in effect for the disposition of cancelled securities.

ANNEX III-1

Form of Opinion of Sullivan & Cromwell LLP

[date]

To Goldman Sachs & Co. LLC and the Other Agents,

Under the Distribution Agreement.

Ladies and Gentlemen:

[Use the following if the opinion is not being delivered at a Time of Delivery — In connection with your offering and sale from time to time of][We refer to the execution today by you, GS Finance Corp., a Delaware corporation (the “Company”) and The Goldman Sachs Group, Inc., a Delaware corporation (the “Guarantor”) of the Warrants, Series G Third Amended and Restated Distribution Agreement, dated as of [●], 2025 (the “Series G Distribution Agreement”), relating to] the [Company’s] warrants [of GS Finance Corp., a Delaware corporation (the “Company”)], which are to be fully and unconditionally guaranteed by [The Goldman Sachs Group, Inc., a Delaware corporation (the “Guarantor”)][the Guarantor] and offered for sale from time to time. Such series of securities is hereinafter referred to as the “Series” and any securities to be issued from time to time as part of the Series on or after the date hereof are hereinafter referred to individually as a “Security” and collectively as the “Securities”. The guarantee of the Securities by the Guarantor in the Indenture (as defined below) is hereinafter referred to as the “Guarantee”. The Securities are to be issued pursuant to the Senior Debt Indenture, dated as of October 10, 2008, as amended by the First Supplemental Indenture, dated as of February 20, 2015, the Fourth Supplemental Indenture, dated as of August 21, 2018, the Seventh Supplemental Indenture, dated as of July 1, 2020 and the Eighth Supplemental Indenture, dated as of October 14, 2020 (as so amended, the “Indenture”), among the Company, the Guarantor, as guarantor, and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (the “Trustee”). The Securities are to be offered for sale pursuant to the Series G Distribution Agreement, and any applicable Terms Agreement (as defined in the Series G Distribution Agreement), by Goldman Sachs & Co. LLC (“GS&Co.”) and the other parties that have been appointed as agents under the Series G Distribution Agreement (GS&Co. and such other parties, the “Agents”).]

[Use the following if the opinion is being delivered at a Time of Delivery — In connection with the [several] purchase[s] today by you [and the other Agents named in Schedule I to][pursuant to] the Terms Agreement, dated      , 20   (the “Terms Agreement”), among GS Finance Corp., a Delaware corporation (the “Company”), The Goldman Sachs Group, Inc., a Delaware corporation (the “Guarantor”), and you (the “Agent[s]”), of $     principal amount of the Company’s [name of applicable warrants] expiring    (the “Securities”) issued pursuant to the Senior Debt Indenture, dated as of October 10, 2008 and as previously amended (the “Indenture”), among the Company, the Guarantor and The Bank of New York Mellon, as Trustee (the “Trustee”), we], as counsel for the Company and the Guarantor, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

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(1) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

(2) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

(3) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Guarantor under the U.S. Bank Holding Company Act of 1956, the U.S. Federal Reserve Act and the New York State Banking Laws, including, in each case, the regulations adopted thereunder (collectively, the “Banking Laws”), for the issuance, sale and delivery of the Securities by the Company to or through the Agent[s], in each case in accordance with the Series G Distribution Agreement and any applicable Terms Agreement, have been obtained or made; provided, however, that for the purposes of this paragraph (3), we express no opinion with respect to any law that may apply by reason of the fact that an issuance, sale or delivery of Securities is made through an Agent, as agent, rather than to an Agent, as principal.

(4) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company and the Guarantor under the Other Covered Laws (as defined below) for the issuance, sale and delivery of the Securities by the Company to [or through] the Agent[s], in each case in accordance with the Series G Distribution Agreement and any applicable Terms Agreement, have been obtained or made; provided, however, that for the purposes of this paragraph (4), we express no opinion with respect to any law that may apply by reason of the fact that an issuance, sale or delivery of Securities is made through an Agent, as agent, rather than to an Agent, as principal.

(5) The [Series G Distribution Agreement has] [Series G Distribution Agreement and the Terms Agreement have] been duly authorized, executed and delivered by each of the Company and the Guarantor.

(6) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantor and duly qualified under the Trust Indenture Act of 1939 and constitutes a valid and legally binding obligation of the Company and the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

[Use the following if the opinion is not being delivered at a Time of Delivery — (7) The Series has been duly authorized and established in conformity with the Indenture and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action of the Company in conformity with the Indenture, and such Security has been duly prepared, executed, authenticated and issued in accordance with the Indenture and delivered against payment in accordance with the Series G Distribution Agreement and any applicable Terms Agreement (as that term is defined in the Series G Distribution Agreement), such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject

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to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. We note that the holder of a Security may have certain obligations thereunder and that the Company’s obligation thereunder may be subject to the performance of the holder’s obligations.

(8) When a particular Security has been established, issued and delivered as contemplated in paragraph (7), the Guarantee with respect to that Security will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. We note that, if the holder of a Security has obligations thereunder, the Guarantor’s obligation thereunder may be subject to the performance of the holder’s obligations.]

[Use the following if the opinion is being delivered at a Time of Delivery — (7) The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and the Guarantee constitutes a valid and legally binding obligation of the Guarantor, in each case enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. We note that the holder of a Security may have certain obligations thereunder and that the Company’s obligation thereunder may be subject to the performance of the holder’s obligations.]

[(8)][(9)] The issuance of the Securities in accordance with the Indenture and the sale of the Securities by the Company to [or through] the Agent[s] pursuant to the Series G Distribution Agreement [and any applicable Terms Agreement [do][will] not, and] the performance by the Company and the Guarantor of their respective obligations under the Securities or the Guarantee, as applicable, the Indenture [,][and] the Series G Distribution Agreement [and any applicable Terms Agreement] and the consummation by the Company and the Guarantor of the transactions contemplated therein, in each case with respect to the Securities or the Guarantee, will not, violate the Banking Laws.

[(9)][(10)] The issuance of the Securities in accordance with the Indenture and the sale of the Securities by the Company to [or through] the Agent[s] pursuant to the Series G Distribution Agreement [and any applicable Terms Agreement [do][will] not, and] the performance by the Company and the Guarantor of their respective obligations under the Securities or the Guarantee, as applicable, the Indenture [,][and] the Series G Distribution Agreement [and any applicable Terms Agreement] and the consummation by the Company and the Guarantor of the transactions contemplated therein, in each case with respect to the Securities or the Guarantee, will not, violate the Other Covered Laws.

[(10)][(11)] The issuance of the Securities in accordance with the Indenture and the sale of the Securities by the Company to [or through] the Agent[s] pursuant to the Series G Distribution Agreement [and any applicable Terms Agreement [do][will] not, and]

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the performance by the Company and the Guarantor of their respective obligations under the Securities or the Guarantee, as applicable, the Indenture[,][and] the Series G Distribution Agreement [and any applicable Terms Agreement] and the consummation by the Company and the Guarantor of the transactions contemplated therein, in each case with respect to the Securities or the Guarantee, will not, (a) violate the Certificate of Incorporation or the By-laws of the Company or the Restated Certificate of Incorporation or the Amended and Restated By-laws of the Guarantor, (b) result in a default under or breach of the agreements filed as exhibits nos.    through   , inclusive, to the Guarantor’s Annual Report on Form 10-K for the fiscal year ended      , 20   [and exhibits nos.    through   , inclusive, to the Guarantor’s Quarterly Report on Form 10-Q for the quarter ended      , 20  ] [and exhibit[s] no[s].    to the Guarantor’s Current Report on Form 8-K filed   , 20  ].

[(11)][(12)] Neither the Company nor the Guarantor is [Use the following if the opinion is being delivered at a Time of Delivery —, and immediately after giving effect to the offering and sale of the Securities will not be,] required to register under, or seek an exemption from, the Investment Company Act of 1940 in connection with the offer and sale of the Securities.

[Use the following if the opinion is not being delivered at a Time of Delivery — In connection with our opinions set forth in paragraphs ((3), (4), (7), (8), (9)[ and (10)][, (10) and (11)] above, we have assumed (a) that at the time of the issuance, sale and delivery of each particular Security neither the authorization of the Series nor the authorization of the Guarantee will have been modified or rescinded and each of the Company and the Guarantor will comply with the limits on the incurrence of indebtedness that it has adopted pursuant to the relevant authorization, as those limits may be modified from time to time and (b) that, with respect to each Security, such Security will conform to the forms of Securities that are included as [exhibit (nos. [4.81] and [4.90] to the Registration Statement of the Company and the Guarantor on Form S-3 (File Number 333-[ ]) relating to the Series or to any substantially similar form.

In connection with our opinions set forth in paragraph[s] (7) [and (8)] above, we have assumed (a) that at the time of the issuance, sale and delivery of each particular Security there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security or the Guarantee and (b) that the issuance, sale and delivery of each particular Security, all of the terms thereof and the performance by the Company and the Guarantor of their respective obligations thereunder will comply with applicable law and each requirement or restriction imposed by any court or governmental body having jurisdiction over the Company or the Guarantor and will not result in a default under or breach of any agreement or instrument then binding upon the Company or the Guarantor.

In connection with our opinions set forth in paragraph (3), (4), [(8)][(9)] and [(9)][(10)] above, we have assumed with respect to each particular Security that the inclusion therein of any alternative or additional terms that are not currently specified in the applicable forms thereof specified in the second preceding paragraph would not require the Company or the Guarantor to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue, sell and deliver such Security, and would not result in a violation of applicable law.

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In connection with our opinion set forth in paragraph (11) above, we have assumed with respect to each particular Security that the inclusion therein of any alternative or additional terms that are not currently specified in the applicable forms thereof specified in the third preceding paragraph will not cause the issuance, sale or delivery of such Security, or the compliance of the Company or the Guarantor with such terms, to violate the Company’s Certificate of Incorporation or By-Laws or the Guarantor’s Restated Certificate of Incorporation or Amended and Restated By-laws.]

[Use the following if the opinion is not being delivered at a Time of Delivery or if the Securities are denominated in a non-U.S. dollar currency — In connection with our opinions set forth in paragraph[s] (7) [and (8)] above, we note that, as of the date of this opinion, a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or state court in the United States ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment. In the case of a Security denominated in a foreign currency, a state court in the State of New York rendering a judgment on such Security would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency in which the Security is denominated, and such judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment.]

We are expressing no opinion in paragraphs [(8)][(9)] and [(9)][(10)] above, insofar as the issuance of the Securities in accordance with the Indenture and the sale of the Securities by the Company to the Agent[s] pursuant to the Series G Distribution Agreement and any applicable Terms Agreement, and the performance by the Company and the Guarantor of their respective obligations under the Securities or the Guarantee, as applicable, the Indenture and the Series G Distribution Agreement and the consummation by the Company and the Guarantor of the transactions contemplated therein, are concerned, as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights. Also, for purposes of the opinion in paragraphs (4) and [(9)][(10)] above, “Other Covered Laws” means the Federal laws of the United States and the laws of the State of New York (including, in each case, the published rules and regulations thereunder) that in our experience normally are applicable to general business corporations and transactions such as those contemplated by the Series G Distribution Agreement and any applicable Terms Agreement; provided, however, that such term does not include Federal or state securities laws, other antifraud laws and fraudulent transfer laws, tax laws, the Employee Retirement Income Security Act of 1974, antitrust laws or any law that is applicable to the Company, the Guarantor, the Series G Distribution Agreement, any applicable Terms Agreement, the Securities, the Indenture or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or the Guarantor or the Guarantor’s affiliates due to its or their status, business or assets (including any such regime applicable to banks, bank holding companies or broker-dealers), or solely for purposes in the opinion in paragraph [(9)][(10)] above, any Federal or state securities laws. With respect to our opinion set forth in paragraphs (3) and [(8)][(9)] above, we note that the Guarantor and each of its transactions, including those contemplated in the Series G Distribution Agreement, any applicable Terms Agreement and the Indenture, are also subject to (i) general provisions of the Banking Laws prohibiting the Guarantor from engaging in unsafe and unsound practices, (ii) the U.S. Federal Reserve Act, relating to transactions among the Guarantor and the Guarantor’s affiliates, and (iii) other requirements of a prudential nature that are set forth in the Banking Laws, as to all of which we express no opinion.

III-5

In connection with our opinion set forth in paragraph [(11)][(12)] above, we have assumed, without independent verification, that the statements set forth in Annex A hereto are true and that the Company will conduct its operations as stated in Annex A, notwithstanding that the statements reflect intentions of the Company.

The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

We have relied as to certain matters upon information obtained from public officials, officers of the Company and the Guarantor and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee[Use the following if the opinion is being delivered at a Time of Delivery — , that the Securities conform to the specimen thereof examined by us, that the Trustee’s certificates of authentication of the Securities have been manually signed by one of the Trustee’s authorized officers] and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

This opinion is furnished by us, as counsel for the Company and the Guarantor, to the Agents, solely for the benefit of the Agents in their capacity as such, and may not be relied upon by any other person. This opinion may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

III-6

Annex A

Assumptions About GS Finance Corp.

For purposes of the opinion expressed in paragraph [(11)][(12)] of the letter to which this Annex A is attached, it is assumed, without independent verification, that the following statements about GS Finance Corp., a Delaware corporation (the “Company”), are true.

1. The Company has not issued any securities other than (i) shares of its common stock, all of which are owned of record by The Goldman Sachs Group, Inc., a Delaware corporation (“GS Group”) and (ii) debt securities of the Company, all of which have been issued and sold to the public or pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A”).

2. All debt securities that have been issued by the Company are unconditionally guaranteed by GS Group as to the payment of principal and any interest or premium, and each such guarantee is in substantially the form set forth in the Senior Debt Indenture, dated as of October 10, 2008 (the “Indenture”), among the Company, GS Group, as guarantor, and The Bank of New York Mellon, as trustee. In addition, the Company intends to issue, individually or in units, debt securities and cash-settled warrants to the public or pursuant to Rule 144A from time to time, each of which, when issued, will be unconditionally guaranteed by GS Group as to the payment of principal and any interest or premium (although the guarantee may be subordinated in right of payment to other debt of GS Group). The Company intends that each such guarantee will be in substantially the form set forth in the Indenture (or in another indenture that will provide a substantially similar guarantee, subject to possible subordination as noted above). The Company does not intend to issue any other securities to the public or pursuant to Rule 144A.

3. None of the securities that have been issued by the Company is convertible or exchangeable for securities of any issuer. In addition, the Company intends that none of the debt securities or warrants to be issued will be convertible or exchangeable for securities of any issuer other than the Company and GS Group (although they may represent the right to receive the cash value of securities of other issuers). It is intended that any such securities of the Company into which the securities would be convertible or exchangeable would be as described in paragraph 2 above.

4. The primary purpose of the Company is to finance the business operations of GS Group (which conducts its business through various subsidiaries and affiliates). The Company loaned to GS Group or a company controlled by GS Group as defined in 17 CFR 270.3a-5(b)(3) at least 85% of all cash and cash-equivalent proceeds raised through the prior issuance of debt securities, in each case as soon as practicable but not later than six months after receipt of the proceeds. In addition, the Company intends to loan to GS Group or a company controlled by GS Group as defined in 17 CFR 270.3a-5(b)(3) at least 85% of all cash and cash-equivalent proceeds raised through the further issuance of its debt securities and warrants, in each case as soon as practicable but not later than six months after receipt of the proceeds. Some or all of the remaining proceeds from prior issuances have been paid, and the Company intends that some or all of the remaining proceeds from further issuances will be paid, to GS Group pursuant to hedging, swap or similar arrangements, all of which have been or will be entered into with GS Group, in connection with the issuance of its debt securities and warrants. Subject to the foregoing, the Company has not invested or reinvested in, or owned, held or traded, and does not intend to invest or reinvest in, or own, hold or trade, any securities other than U.S. government securities, securities of GS Group or commercial paper exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(3) thereof.

Dated: [     , 2025]

III-7

ANNEX III-2

Form of Letter of Sullivan & Cromwell LLP

[date]

To the Agents,

[Under the Distribution Agreement][Listed on Annex A Hereto].

Ladies and Gentlemen:

This is with reference to the registration under the Securities Act of 1933 (the “Act”) and offering of [Use the following if the letter is not being delivered at a Time of Delivery — [an indeterminate aggregate principal amount of] warrants][Use the following if the letter is being delivered at a Time of Delivery — $     principal amount of [name of applicable warrant expiring  ] (the “Securities”) of GS Finance Corp. (the “Company”), [to be] fully and unconditionally guaranteed by The Goldman Sachs Group, Inc. (the “Guarantor”). From time to time in the future, the Securities, are to be issued pursuant to the Senior Debt Indenture, dated as of October 10, 2008 and as previously amended (the “2008 Indenture”), among the Company, the Guarantor, as guarantor, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), and offered and sold pursuant to the Warrants, Series G Third Amended and Restated Distribution Agreement, dated as of [●], 2025 (the “Series G Distribution Agreement”), among the Company, the Guarantor, and Goldman Sachs & Co. LLC (“GS&Co.”) and the other parties that have been appointed as Agents under the Series G Distribution Agreement (GS&Co. and such other parties, the “Agents”).

The Registration Statement relating to the Securities and the Guarantees (File No. 333-[    ])) was filed on [     ], 2025 on Form S-3 [and amended on [    , 20  ] in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting an immediate, delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment or prospectus supplement that provides information relating to the terms of the Securities and the Guarantees and the manner of their distribution. [Use the following if the letter is not being delivered at a Time of Delivery — From time to time, the Securities and the Guarantees will be offered by the Prospectus dated [    ] relating to various securities of the Company including the Securities (the “Base Prospectus”), as supplemented by the Prospectus Supplement dated [    ] relating to the Securities (the “Prospectus Supplement”). The Base Prospectus and the Prospectus Supplement will be further supplemented by pricing supplements, each of which will be dated approximately as of the date of sale of the particular Securities and will furnish information as to the specific terms thereof.][Use the following if the letter is being delivered at a Time of Delivery — The Securities have been offered by the Prospectus dated [    ] (the “Base Prospectus”) relating to the Securities, as supplemented by the Prospectus Supplement dated    [ ], 2025 (the “Prospectus Supplement”) and the Pricing Supplement No.    dated     ,    (the “Pricing Supplement”).] The Base Prospectus and the Prospectus Supplement, as so supplemented, do not necessarily contain a current description of the Guarantor’s business and affairs since, pursuant to Form S-3, [as amended,] the Base Prospectus incorporates by reference certain documents filed with the Commission by the Guarantor that contain information as of various dates. [Among other reports, the Base Prospectus incorporates by reference the Guarantor’s [Annual Report on Form 10-K for the fiscal year ended December 31, 20  ][Quarterly Report on Form 10-Q for the quarter ended      , 20  ], which was filed with the Commission prior to the time of delivery of this letter.]

III-8

As counsel for the Company and the Guarantor, we reviewed the Registration Statement, the Base Prospectus [and][,] the Prospectus Supplement [and the Pricing Supplement], [Use the following if the letter is being delivered at a Time of Delivery – and the documents listed in Schedule A hereto (those documents taken together with the Base Prospectus and the Prospectus Supplement, the “Pricing Disclosure Package”)] and participated in discussions with representatives [of GS&Co.,] of the Company and of the Guarantor, the Guarantor’s legal department and the Guarantor’s accountants. [Use the following if the letter is being delivered at a Time of Delivery — Between the date of the Pricing Supplement and the time of delivery of this letter, we participated in further discussions with representatives of GS&Co., those of the Company and those of the Guarantor, the Company’s legal department and the Guarantor’s legal department and accountants in which the contents of certain portions of the Base Prospectus, as supplemented by the Prospectus Supplement and the Pricing Supplement, and the Pricing Disclosure Package and certain related matters were discussed, and we reviewed certificates of certain officers of the Company [, an opinion of [[a][an Associate][a Deputy][General Counsel][other counsel of the Company satisfactory to the Agents]] and the Guarantor [and a letter addressed to you from the Guarantor’s independent accountants].] On the basis of the information that we gained in the course of the performance of such services, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, each part of the Registration Statement, when such part became effective, and the Base Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [Use the following if the letter is not being delivered at a Time of Delivery or in connection with the filing of an Annual Report on Form 10-K of the Guarantor — the date of the Prospectus Supplement][Use the following if the letter is being delivered in connection with the filing of an Annual Report on Form 10-K of the Guarantor —      ,   , the date of filing of the Guarantor’s Annual Report on Form 10-K for the fiscal year ended December 31, 20  ][[Use the following if the letter is being delivered at a Time of Delivery — the date of the Pricing Supplement], appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities [to be issued] and the issuance of the Guarantees, to the applicable requirements of the Act, the Trust Indenture Act of 1939 and the rules and regulations of the Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities [to be issued] and the issuance of the Guarantees,

(a) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

[Use the following if the letter is being delivered at a Time of Delivery — (b) the Pricing Disclosure Package, as of [  :00] [A/P].M. on     ,    (which you have informed us is a time prior to the time of the first sale of the Securities by any Agent), when considered together with the statements made under the caption [“Specific Terms of the Notes”] in, and the information [in the table] on the front cover of, the Pricing Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or]

III-9

[(b)][(c)] the Base Prospectus, as supplemented by the Prospectus Supplement [and the Pricing Supplement], as of [the date and time of delivery of this letter][    ,   ][the date of the Pricing Supplement], contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In addition, we do not know of any litigation or any governmental proceeding instituted or threatened against the Company or the Guarantor that was required to be disclosed in the Guarantor’s [Annual Report on Form 10-K for the fiscal year ended December 31, 20  ][Quarterly Report on Form 10-Q for the quarter ended      , 20  ] when such Report was filed and was not so disclosed [Use the following if the letter is being delivered at a Time of Delivery — Also, nothing that has come to our attention in the course of the procedures described in the last sentence of the prior paragraph has caused us to believe that the Base Prospectus, as supplemented by the Prospectus Supplement and the Pricing Supplement, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.] We call to your attention, however, the fact that the Guarantor has an internal legal department and that, while we represent the Company and the Guarantor on a regular basis, our engagement has been limited to specific matters as to which we were consulted by the Company and the Guarantor and, accordingly, our knowledge with respect to litigation and governmental proceedings instituted or threatened against the Company or the Guarantor is similarly limited. Also, insofar as the offering of the Securities and the issuance of the Guarantees are concerned, we do not know of any documents that were required to be filed as exhibits to the Guarantor’s [Annual Report on Form 10-K for the fiscal year ended December 31, 20  ][Quarterly Report on Form 10-Q for the quarter ended      , 20  ] when such Report was filed and were not so filed.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Base Prospectus [or][,] the Prospectus Supplement [or][,][the Pricing Supplement][or the Pricing Disclosure Package] except for those made under the captions “Description of Debt Securities We May Offer”, “Legal Ownership and Book-Entry Issuance” and “Plan of Distribution” in the Base Prospectus [and][,] “Description of Notes We May Offer” and “Supplemental Plan of Distribution” in the Prospectus Supplement [and “Description of the Notes” in the Pricing Supplement], in each case insofar as they relate to provisions, therein described, of the Securities, the Indenture and the Series G Distribution Agreement, and except for those made under the caption “United States Taxation” in the Base Prospectus, [as supplemented by the Prospectus Supplement, ]insofar as they relate to provisions, therein described, of U.S. Federal income tax law applicable to the Securities. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Base Prospectus [or][,] the Prospectus Supplement [or][,][the Pricing Supplement] [or the Pricing Disclosure Package], as to the report of management’s assessment of the effectiveness of internal control over financial reporting or the auditor’s report on the effectiveness of such internal control, each as included in the Registration Statement, the Base Prospectus, or the Prospectus Supplement [and][,][the Pricing Supplement] [and the Pricing Disclosure Package], or as to the statement of the eligibility and qualification of the Trustee under the Indenture.

This letter is furnished by us, as counsel for the Company and the Guarantor, to you, as the Agents, solely for your benefit in your capacity as such, and may not be relied on by any other person.

III-10

This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

III-11

Schedule A

[List documents other than the Base Prospectus that are included in the Pricing Disclosure Package]

III-12

ANNEX IV

Form of Opinion of General Counsel, Associate General Counsel or Deputy General Counsel, or other counsel reasonably acceptable to the Agent

(i) The [Company][Guarantor] has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware;

(ii) The [Warrants, Series G Third Amended and Restated Distribution Agreement, dated [●], 2025], among the Company, the Guarantor and Goldman Sachs & Co. LLC (the [“Series G Distribution Agreement”]) has been duly authorized, executed and delivered by the [Company][Guarantor]; and

(iii) The Senior Debt Indenture, dated October 10, 2008, among the Company, the Guarantor and The Bank of New York Mellon (the “Indenture”), has been duly authorized, executed and delivered by the [Company][Guarantor] and the Series has been duly authorized and established in conformity with the Indenture.

In rendering such opinion, such counsel may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware; that such counsel expresses no opinion as to the effect of laws that restrict transactions between United States persons and citizens or residents of certain foreign countries or specially designated nationals and organizations; that, insofar as such opinion involves factual matters, such counsel has relied upon certificates of officers of the [Company][Guarantor] and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible; and that such counsel has assumed that the Indenture has been duly authorized, executed and delivered by the [Guarantor][Company] and the Trustee, that the [Securities][Guarantees] will conform to the forms thereof examined by such counsel (or members of the legal department of the [Company][Guarantor and certain of its subsidiaries] acting under such counsel’s supervision), that the Trustee’s certificates of authentication of the Securities will have been manually signed by one of the Trustee’s authorized signatories and that the signatures on all documents examined by such counsel (or members of the [Company][Guarantor and certain of its subsidiaries] acting under such counsel’s supervision) are genuine (assumptions that such counsel has not independently verified). In addition, such counsel may state that such counsel has examined, or has caused members of the [Company][Guarantor and certain of its subsidiaries] acting under such counsel’s supervision to examine, such corporate and partnership records, certificates and other documents, and such questions of law, as such counsel has considered necessary or appropriate for the purposes of such opinion.

IV-1

ANNEX V

Accountants’ Letter

Pursuant to Sections 4(C)(b) and 6(d), as the case may be, of the Warrants, Series G Third Amended and Restated Distribution Agreement, dated [●], 2025, among the Company, the Guarantor and Goldman Sachs & Co. LLC (the “Series G Distribution Agreement”), the Guarantor’s independent certified public accountants shall furnish letters to the effect that:

(i) They are an independent registered public accounting firm with respect to the Guarantor within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Securities and Exchange Commission (the “SEC”) and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).;

(ii) In their opinion, the financial statements and the selected financial data and schedules audited or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the PCAOB of the consolidated interim financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

(iii) They have made a review in accordance with standards established by the PCAOB of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor’s Quarterly Report(s) on Form 10-Q covering periods after the latest full fiscal year and incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been furnished to the Agents; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

(iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and/or included or incorporated by reference in Item 6 of the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years;

V-1

(v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Item 302 of Regulation S-K;

(vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

(A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor’s Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Prospectus and/or included in the Guarantor’s Quarterly Report(s) on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

(B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year;

(C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as most recently amended or supplemented and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor’s Annual Report on Form 10-K for the most recent fiscal year;

V-2

(D) as of , the date of the most recent unaudited estimated weekly consolidated balance sheet there have been any decrease in shareholders’ equity (other than issuances or forfeitures of restricted stock units issued under the Guarantor’s Stock Incentive Plan and repurchases of common stock in accordance with the Guarantor’s common stock repurchase program or issuances of stock associated with the Guarantor’s employee stock option plans), any increase in unsecured long-term borrowings of the Guarantor and its subsidiaries, or any decreases in consolidated total current assets, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

(vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Guarantor and its subsidiaries which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

All references in this Annex V to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Series G Distribution Agreement as of the Recommencement Date referred to in Section 6(d) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement or incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(C)(b) thereof.

V-3